                                                                            LOGO

                               FIXED INCOME FUNDS
PACIFIC INVESTMENT MANAGEMENT SERIES Money Market Fund
                                     Short-Term Fund

                                     Low Duration Fund
INSTITUTIONAL AND ADMINISTRATIVE SHARE CLASSES
                                     Low Duration Fund II

                                     Low Duration Fund III
                                     Moderate Duration Fund
                                     High Yield Fund
                                     Total Return Fund
                                     Total Return Fund II
                                     Total Return Fund III
                                     Commercial Mortgage Securities Fund
                                     Low Duration Mortgage Fund
                                     Total Return Mortgage Fund
                                     Long-Term U.S. Government Fund
                                     Real Return Bond Fund
                                     Foreign Bond Fund
                                     Global Bond Fund
                                     Global Bond Fund II
                                     International Bond Fund
                                     Emerging Markets Bond Fund
                                     Emerging Markets Bond Fund II

                               EQUITY FUNDS
                                     StocksPLUS Fund
                                     StocksPLUS Short Strategy Fund

                               BALANCED FUND
                                     Strategic Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                 July 15, 1997, as supplemented November 1, 1997

PIMCO Funds: Pacific Investment Management Series
Prospectus
July 15, 1997,
as supplemented November 1, 1997

PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") consisting of twenty-four separate investment portfolios (the "Funds"). Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO"), which serves as investment adviser to the Funds.

This Prospectus describes two classes of shares offered by each Fund: the "Institutional Class" and the "Administrative Class." Through a separate prospectus, certain Funds offer up to three additional classes of shares, Class A shares, Class B shares and Class C shares. See "Other Information-- Multiple Classes of Shares."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated July 15, 1997, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:

                  PIMCO Funds
                  840 Newport Center Drive, Suite 360
                  Newport Beach, CA 92660
                  Telephone: (800) 927-4648 (Current Shareholders); (800) 800-
                   0952 (New Accounts);
                           (800) 987-4626 (PIMCO Infolink Audio Response
                            Network)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

INVESTMENT IN THE PIMCO MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

EACH OF THE FUNDS, EXCEPT THE PIMCO MONEY MARKET FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTICULARLY SENSITIVE TO CHANGES IN PREVAILING INTEREST RATES. UNEXPECTED CHANGES IN INTEREST RATES MAY ADVERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DERIVATIVE INSTRUMENTS.

THE PIMCO HIGH YIELD, EMERGING MARKETS BOND AND EMERGING MARKETS BOND II FUNDS MAY INVEST ALL OF THEIR ASSETS, AND THE PIMCO COMMERCIAL MORTGAGE SECURITIES FUND MAY INVEST UP TO 35% OF ITS ASSETS, IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."

                                                 November 1, 1997 Prospectus  1

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   8
   Financial Highlights....................................................  10
   Investment Objectives and Policies......................................  16
   Investment Restrictions.................................................  27
   Characteristics and Risks of Securities and Investment Techniques.......  29
   Management of the Trust.................................................  45
   Purchase of Shares......................................................  48
   Redemption of Shares....................................................  51
   Portfolio Transactions..................................................  53
   Net Asset Value.........................................................  53
   Dividends, Distributions and Taxes......................................  54
   Other Information.......................................................  55
   Appendix A -- Description of Duration................................... A-1
   Appendix B -- Description of Securities Ratings......................... B-1

 2  PIMCO Funds: Pacific Investment Management Series

                               PROSPECTUS SUMMARY

  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on February 19, 1987. The Trust consists of twenty-four separate investment portfolios (the "Funds"). The following chart provides general information about each of the PIMCO Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

 FIXED INCOME FUNDS   PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY(1) FOREIGN(2)
------------------------------------------------------------------------------------------
 Money Market         Money market instruments   ^90 days     Min 95% Aaa or    0%
                                                 dollar-      Prime 1; ^5%
                                                 weighted     Aa or Prime 2
                                                 average
                                                 maturity
------------------------------------------------------------------------------------------
 Short-Term           Money market instruments   0-1 yr       B to Aaa; max     0-5%
                      and short maturity fixed                10% below Baa
                      income securities
------------------------------------------------------------------------------------------
 Low Duration         Short and intermediate     1-3 yrs      B to Aaa; max     0-20%
                      maturity fixed income                   10% below Baa
                      securities
------------------------------------------------------------------------------------------
 Low Duration II      Same as Low Duration       1-3 yrs      A to Aaa          0%
                      Fund, except quality and
                      foreign issuer
                      restrictions
------------------------------------------------------------------------------------------
 Low Duration III     Same as Low Duration       1-3 yrs      B to Aaa; max     0-20%
                      Fund, except                            10% below Baa
                      prohibitions on firms
                      engaged in socially
                      sensitive practices
------------------------------------------------------------------------------------------
 Moderate Duration    Short and intermediate     2-5 yrs      B to Aaa; max     0-20%
                      maturity fixed income                   10% below Baa
                      securities
------------------------------------------------------------------------------------------
 High Yield           Higher yielding fixed      2-6 yrs      B to Aaa; min     0%
                      income securities                       65% below Baa
------------------------------------------------------------------------------------------
 Total Return         Intermediate maturity      3-6 yrs      B to Aaa; max     0-20%
                      fixed income securities                 10% below Baa
------------------------------------------------------------------------------------------
 Total Return II      Same as Total Return       3-6 yrs      Baa to Aaa        0%
                      Fund, except quality and
                      foreign issuer
                      restrictions
------------------------------------------------------------------------------------------
 Total Return III     Same as Total Return       3-6 yrs      B to Aaa; max     0-20%
                      Fund, except                            10% below Baa
                      prohibitions on firms
                      engaged in socially
                      sensitive practices
------------------------------------------------------------------------------------------
 Commercial Mortgage  Commercial mortgage-       3-8 yrs      B to Aaa; max     0%
 Securities           backed securities                       35% below Baa
------------------------------------------------------------------------------------------
 Low Duration         Short and intermediate     1-3 yrs      Baa to Aaa;       0%
 Mortgage             maturity mortgage-                      max
                      related securities                      10% below Aaa
------------------------------------------------------------------------------------------
 Total Return         Intermediate maturity      Lehman       Baa to Aaa;       0%
 Mortgage             mortgage-related           Mortgage     max
                      securities                 Index ^ 1.5  10% below Aaa
                                                 yrs.
------------------------------------------------------------------------------------------
 Long-Term U.S.       Long-term maturity fixed   ^8 yrs.      A to Aaa          0%
 Government           income securities
------------------------------------------------------------------------------------------
 Real Return Bond     Inflation-indexed fixed    N/A, but see A to Aaa          0-35%
                      income securities          Fund
                                                 description
------------------------------------------------------------------------------------------
 Foreign Bond         Intermediate maturity      3-6 yrs      B to Aaa; max     ^ 85%
                      hedged foreign fixed                    10% below Baa
                      income securities
------------------------------------------------------------------------------------------
 Global Bond          Intermediate maturity      3-6 yrs      B to Aaa; max     25-75%
                      U.S. and foreign fixed                  10% below Baa
                      income securities
------------------------------------------------------------------------------------------
 Global Bond II       Intermediate maturity      3-6 yrs      B to Aaa; max     25-75%
                      U.S. and hedged foreign                 10% below Baa
                      fixed income securities
------------------------------------------------------------------------------------------
 International Bond   Foreign fixed income       0-8 yrs      Baa to Aaa        ^ 65%
                      securities (Fund offered
                      only to PIMCO private
                      account clients)
------------------------------------------------------------------------------------------
 Emerging Markets     Emerging market fixed      0-8 yrs      B to Aaa          ^80%
 Bond                 income securities
------------------------------------------------------------------------------------------
 Emerging Markets     Emerging market fixed      0-8 yrs      B to Aaa          ^80%
 Bond II              income securities (Fund
                      offered only to PIMCO
                      private account clients)

                                                  November 1, 1997 Prospectus  3

 EQUITY FUNDS         PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY(1) FOREIGN(2)
------------------------------------------------------------------------------------------
 StocksPLUS           S&P 500 stock index        0-1 yr       B to Aaa; max     0-20%
                      derivatives backed by a                 10% below Baa
                      portfolio of short-term
                      fixed income securities
------------------------------------------------------------------------------------------
 StocksPLUS Short     Inversely correlated S&P   0-1 yr       B to Aaa; max     0-20%
 Strategy             500 derivatives backed                  10% below Baa
                      by
                      a portfolio of short-
                      term fixed income
                      securities
------------------------------------------------------------------------------------------

 BALANCED FUND        PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY(1) FOREIGN(2)
------------------------------------------------------------------------------------------
 Strategic Balanced   Same as Total Return and   0-6 yrs      B to Aaa; max     0-20%
                      StocksPLUS Funds                        10% below Baa
                      according to PIMCO's
                      allocation strategy
------------------------------------------------------------------------------------------

1. As rated by Moody's Investors Service, Inc., or if unrated, determined to be of comparable quality.
2. Percentage limitations relate to foreign currency-denominated securities for all Funds except the PIMCO Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds. Percentage limitations for these six Funds relate to securities of foreign issuers, denominated in any currency. Each Fund (except the Low Duration II and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. Neither the Low Duration Fund II nor the Total Return Fund II may invest in any securities of foreign issuers.

                    INVESTMENT OBJECTIVES OF THE PIMCO FUNDS

  The investment objective of each of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The investment objective of the PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of each of the remaining Fixed Income Funds and the PIMCO Strategic Balanced Fund is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500.

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the PIMCO Money Market Fund shall attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Generally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.

  Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.

4  PIMCO Funds: Pacific Investment Management Series

  All Funds (except the PIMCO Money Market Fund) may use derivative instruments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  Investors should carefully consider the possible tax consequences from investing in the PIMCO Real Return Bond Fund. The Fund invests primarily in securities that for tax purposes may be considered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to shareholders in excess of the cash received by the Fund in a given period from those investments. See "Characteristics and Risks of Securities and Investment Techniques -- Inflation-Indexed Bonds" and "Dividends, Distributions and Taxes" for additional information.

  Some of the Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Adviser to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

  The PIMCO Commercial Mortgage Securities, Real Return Bond, Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds are "non-diversified" for purposes of the Investment Company Act of 1940, meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be. See "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Investment Techniques" for additional information.

                   INVESTMENT ADVISER AND FUND ADMINISTRATOR

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Trust, and also serves as the Trust's administrator. The Adviser is an investment management firm established in 1971 that had approximately $108.5 billion of assets under management as of September 30, 1997. The Adviser is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), which had approximately $130 billion of assets under management as of September 30, 1997. See "Management of the Trust."

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

                                                  November 1, 1997 Prospectus  5

  Shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions. Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are offered only to private account clients of PIMCO. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged on the basis of relative net asset values, for shares of the same class of any other Fund of the Trust offered generally to the public, except that only private account clients of PIMCO may purchase shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO
Funds: Multi-Manager Series, an affiliated mutual fund family, composed primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least monthly (quarterly in the case of the PIMCO International Bond Fund, PIMCO Strategic Balanced Fund and Equity Funds), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service or distribution fees by that class. See "Dividends, Distributions and Taxes."

6  PIMCO Funds: Pacific Investment Management Series

                      (This page left blank intentionally)

                                                  November 1, 1997 Prospectus  7

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (INSTITUTIONAL CLASS AND ADMINISTRATIVE
CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee:
    StocksPLUS Short Strategy Fund.........................................  1%*
    All Other Funds........................................................ None
  Exchange Fee............................................................. None

*On shares held less than 3 months.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                ADVISORY ADMINISTRATIVE  TOTAL
   INSTITUTIONAL CLASS SHARES                     FEE         FEE       EXPENSES
   --------------------------                   -------- -------------- --------
   Money Market Fund...........................   0.15%       0.20%       0.35%
   Short-Term Fund.............................   0.25        0.20        0.45
   Low Duration Fund...........................   0.25        0.18        0.43
   Low Duration Fund II........................   0.25        0.25        0.50
   Low Duration Fund III.......................   0.25        0.25        0.50
   Moderate Duration Fund......................   0.25        0.20        0.45
   High Yield Fund.............................   0.25        0.25        0.50
   Total Return Fund...........................   0.25        0.18        0.43
   Total Return Fund II........................   0.25        0.25        0.50
   Total Return Fund III.......................   0.25        0.25        0.50
   Commercial Mortgage Securities Fund.........   0.40        0.25        0.65
   Low Duration Mortgage Fund..................   0.25        0.25        0.50
   Total Return Mortgage Fund..................   0.25        0.25        0.50
   Long-Term U.S. Government Fund..............   0.25        0.25        0.50
   Real Return Bond Fund.......................   0.25        0.25        0.50
   Foreign Bond Fund...........................   0.25        0.25        0.50
   Global Bond Fund............................   0.25        0.30        0.55
   Global Bond Fund II.........................   0.25        0.30        0.55
   Emerging Markets Bond Fund..................   0.45        0.40        0.85
   Emerging Markets Bond Fund II...............   0.45        0.40        0.85
   International Bond Fund.....................   0.25        0.25        0.50
   StocksPLUS Fund.............................   0.40        0.25        0.65
   StocksPLUS Short Strategy Fund..............   0.40        0.25        0.65
   Strategic Balanced Fund.....................   0.40        0.25        0.65

                                 ADVISORY ADMINISTRATIVE 12B-1 (SERVICE)  TOTAL
   ADMINISTRATIVE CLASS SHARES     FEE         FEE             FEE       EXPENSES
   ---------------------------   -------- -------------- --------------- --------
   Money Market Fund..........     0.15%       0.20%          0.25%        0.60%
   Short-Term Fund............     0.25        0.20           0.25         0.70
   Low Duration Fund..........     0.25        0.18           0.25         0.68
   Low Duration Fund II.......     0.25        0.25           0.25         0.75
   Low Duration Fund III......     0.25        0.25           0.25         0.75
   Moderate Duration Fund.....     0.25        0.20           0.25         0.70
   High Yield Fund............     0.25        0.25           0.25         0.75
   Total Return Fund..........     0.25        0.18           0.25         0.68
   Total Return Fund II.......     0.25        0.25           0.25         0.75
   Total Return Fund III......     0.25        0.25           0.25         0.75
   Commercial Mortgage
    Securities Fund...........     0.40        0.25           0.25         0.90
   Low Duration Mortgage Fund.     0.25        0.25           0.25         0.75
   Total Return Mortgage Fund.     0.25        0.25           0.25         0.75
   Long-Term U.S. Government
    Fund......................     0.25        0.25           0.25         0.75
   Real Return Bond Fund......     0.25        0.25           0.25         0.75
   Foreign Bond Fund..........     0.25        0.25           0.25         0.75
   Global Bond Fund...........     0.25        0.30           0.25         0.80
   Global Bond Fund II........     0.25        0.30           0.25         0.80
   International Bond Fund....     0.25        0.25           0.25         0.75
   Emerging Markets Bond Fund.     0.45        0.40           0.25         1.10
   Emerging Markets Bond Fund
    II........................     0.45        0.40           0.25         1.10
   StocksPLUS Fund............     0.40        0.25           0.25         0.90
   StocksPLUS Short Strategy
    Fund......................     0.40        0.25           0.25         0.90
   Strategic Balanced Fund....     0.40        0.25           0.25         0.90

8  PIMCO Funds: Pacific Investment Management Series

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                    ------ ------- ------- --------
   Money Market Fund............................   $4     $11     $20     $44
   Short-Term Fund..............................    5      14      25      57
   Low Duration Fund............................    4      14      24      54
   Low Duration Fund II.........................    5      16      28      63
   Low Duration Fund III........................    5      16      28      63
   Moderate Duration Fund.......................    5      14      25      57
   High Yield Fund..............................    5      16      28      63
   Total Return Fund............................    4      14      24      54
   Total Return Fund II.........................    5      16      28      63
   Total Return Fund III........................    5      16      28      63
   Commercial Mortgage Securities Fund..........    7      21      36      81
   Low Duration Mortgage Fund...................    5      16      28      63
   Total Return Mortgage Fund...................    5      16      28      63
   Long-Term U.S. Government Fund...............    5      16      28      63
   Real Return Bond Fund........................    5      16      28      63
   Foreign Bond Fund............................    5      16      28      63
   Global Bond Fund.............................    6      18      31      69
   Global Bond Fund II..........................    6      18      31      69
   International Bond Fund......................    5      16      28      63
   Emerging Markets Bond Fund...................    9      27      47     105
   Emerging Markets Bond Fund II................    9      27      47     105
   StocksPLUS Fund..............................    7      21      36      81
   StocksPLUS Short Strategy Fund...............    7      21      36      81
   Strategic Balanced Fund......................    7      21      36      81
   ADMINISTRATIVE CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                   ------ ------- ------- --------
   Money Market Fund............................   $6     $19     $33     $75
   Short-Term Fund..............................    7      22      39      87
   Low Duration Fund............................    7      22      38      85
   Low Duration Fund II.........................    8      24      42      93
   Low Duration Fund III........................    8      24      42      93
   Moderate Duration Fund.......................    7      22      39      87
   High Yield Fund..............................    8      24      42      93
   Total Return Fund............................    7      22      38      85
   Total Return Fund II.........................    8      24      42      93
   Total Return Fund III........................    8      24      42      93
   Commercial Mortgage Securities Fund..........    9      29      50     111
   Low Duration Mortgage Fund...................    8      24      42      93
   Total Return Mortgage Fund...................    8      24      42      93
   Long-Term U.S. Government Fund...............    8      24      42      93
   Real Return Bond Fund........................    8      24      42      93
   Foreign Bond Fund ...........................    8      24      42      93
   Global Bond Fund.............................    8      26      44      99
   Global Bond Fund II..........................    8      26      44      99
   International Bond Fund......................    8      24      42      93
   Emerging Markets Bond Fund...................   11      35      61     134
   Emerging Markets Bond Fund II................   11      35      61     134
   StocksPLUS Fund..............................    9      29      50     111
   StocksPLUS Short Strategy Fund...............    9      29      50     111
   Strategic Balanced Fund......................    9      29      50     111

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information has been restated where appropriate to reflect the Funds' current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.


                                                  November 1, 1997 Prospectus  9

                             FINANCIAL HIGHLIGHTS

  The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's financial statements, which are included in the Trust's Annual Report dated March 31, 1997, and incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and selected per share data and ratios appearing below have been examined by Price Waterhouse LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. Information is presented for each Fund of the Trust which had investment operations during the reporting periods. Information regarding the PIMCO Money Market Fund and PIMCO Total Return Fund II reflects the operational history of the Money Market Fund and PIMCO Managed Bond and Income Fund, respectively, two former series of PIMCO Funds: Multi-Manager Series which were reorganized as series of the Trust as of November 1, 1995. On that date, the investment advisory responsibilities of Pacific Life Insurance Company (formerly Pacific Mutual Life Insurance Company) with respect to the Money Market Fund were assumed by PIMCO. Information for these Funds for each of the five years in the period ended October 31, 1995, has been audited by the Funds' former independent accountants.

  Selected data for a share outstanding throughout each period:

                   NET ASSET             NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR            VALUE      NET     AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD          BEGINNING INVESTMENT GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED           OF PERIOD   INCOME    INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
 Institutional Class
        3/31/97     $ 1.00     $0.05        $ 0.00        $0.05       $(0.05)     $ 0.00        $ 0.00         $0.00
11/1/95-3/31/96       1.00      0.02          0.00         0.02        (0.02)       0.00          0.00          0.00
       10/31/95       1.00      0.06          0.00         0.06        (0.06)       0.00          0.00          0.00
       10/31/94       1.00      0.03          0.00         0.03        (0.03)       0.00          0.00          0.00
       10/31/93       1.00      0.03          0.00         0.03        (0.03)       0.00          0.00          0.00
       10/31/92       1.00      0.04          0.00         0.04        (0.04)       0.00          0.00          0.00
       10/31/91(a)    1.00      0.04          0.00         0.04        (0.04)       0.00          0.00          0.00
 Administrative Class
        3/31/97       1.00      0.05          0.00         0.05        (0.05)       0.00          0.00          0.00
        3/31/96       1.00      0.02          0.00         0.02        (0.02)       0.00          0.00          0.00
       10/31/95(b)    1.00      0.05          0.00         0.05        (0.05)       0.00          0.00          0.00
SHORT-TERM FUND
 Institutional Class
        3/31/97     $ 9.92     $0.61        $ 0.08        $0.69       $(0.59)     $(0.02)       $ 0.00         $0.00
        3/31/96       9.79      0.69          0.12         0.81        (0.65)      (0.03)         0.00          0.00
        3/31/95       9.92      0.56         (0.13)        0.43        (0.55)      (0.01)         0.00          0.00
        3/31/94      10.03      0.48         (0.12)        0.36        (0.47)       0.00          0.00          0.00
        3/31/93      10.01      0.37          0.02         0.39        (0.37)       0.00          0.00          0.00
        3/31/92      10.02      0.55          0.00         0.55        (0.55)       0.00         (0.01)         0.00
        3/31/91       9.99      0.77          0.04         0.81        (0.78)       0.00          0.00          0.00
        3/31/90      10.00      0.86         (0.01)        0.85        (0.86)       0.00          0.00          0.00
        3/31/89      10.00      0.81         (0.01)        0.80        (0.80)       0.00          0.00          0.00
        3/31/88(c)   10.00      0.33          0.00         0.33        (0.33)       0.00          0.00          0.00
 Administrative Class
        3/31/97       9.92      0.58          0.08         0.66        (0.57)      (0.01)         0.00          0.00
        3/31/96(d)    9.98      0.11         (0.07)        0.04        (0.10)       0.00          0.00          0.00
LOW DURATION FUND
 Institutional Class
        3/31/97     $ 9.95     $0.64        $ 0.03        $0.67       $(0.63)     $(0.01)       $ 0.00         $0.00
        3/31/96       9.76      0.66          0.21         0.87        (0.68)       0.00          0.00          0.00
        3/31/95      10.04      0.65         (0.30)        0.35        (0.54)       0.00          0.00          0.00
        3/31/94      10.30      0.62         (0.16)        0.46        (0.64)      (0.03)        (0.05)         0.00
        3/31/93      10.20      0.75          0.22         0.97        (0.74)       0.00         (0.13)         0.00
        3/31/92      10.02      0.83          0.25         1.08        (0.82)       0.00         (0.08)         0.00
        3/31/91       9.89      0.89          0.12         1.01        (0.88)       0.00          0.00          0.00
        3/31/90       9.70      0.88          0.20         1.08        (0.88)       0.00         (0.01)         0.00
        3/31/89       9.99      0.89         (0.25)        0.64        (0.90)       0.00         (0.03)         0.00
        3/31/88(e)   10.00      0.74         (0.01)        0.73        (0.74)       0.00          0.00          0.00
 Administrative Class
        3/31/97       9.95      0.62          0.03         0.65        (0.60)      (0.02)         0.00          0.00
        3/31/96       9.76      0.63          0.21         0.84        (0.65)       0.00          0.00          0.00
        3/31/95(f)    9.67      0.18          0.07         0.25        (0.14)       0.00          0.00          0.00
LOW DURATION FUND II
 Institutional Class
        3/31/97     $ 9.82     $0.62        $(0.03)       $0.59       $(0.58)     $(0.02)       $ 0.00         $0.00
        3/31/96       9.77      0.66          0.04         0.70        (0.60)      (0.03)         0.00          0.00
        3/31/95       9.94      0.62         (0.16)        0.46        (0.58)      (0.03)         0.00          0.00
        3/31/94      10.25      0.60         (0.28)        0.32        (0.58)       0.00         (0.05)         0.00
        3/31/93      10.04      0.63          0.25         0.88        (0.64)       0.00         (0.03)         0.00
        3/31/92(g)   10.00      0.28          0.03         0.31        (0.27)       0.00          0.00          0.00

--------
(a) From commencement of operations, March 1, 1991.
                                       (e) From commencement of operations,
                                           May 11, 1987.
(b) From commencement of operations, January 24, 1995.
                                       (f) From commencement of operations,
                                           December 31, 1994.
(c) From commencement of operations, October 7, 1987.
(d) From commencement of operations, February 1, 1996.
                                       (g) From commencement of operations,
                                           November 1, 1991.

10  PIMCO Funds: Pacific Investment Management Series

  Selected data for a share outstanding throughout each period:



                                                                   RATIO OF NET
                          NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
TAX BASIS                   VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO
  RETURN        TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE
-----------------------------------------------------------------------------------------
  $ 0.00       $(0.05)     $ 1.00    5.19%  $   23,497    0.40%        5.08%        N/A
    0.00        (0.02)       1.00    2.58       25,935    0.33+        5.44+        N/A
    0.00        (0.06)       1.00    5.67        7,741    0.40         5.53         N/A
    0.00        (0.03)       1.00    3.53        7,454    0.40         3.52         N/A
    0.00        (0.03)       1.00    2.83        5,836    0.40         2.78         N/A
    0.00        (0.04)       1.00    3.85        7,817    0.40         4.02         N/A
    0.00        (0.04)       1.00    3.78       45,406    0.53+        5.20         N/A
    0.00        (0.05)       1.00    4.94           12    0.66         4.83         N/A
    0.00        (0.02)       1.00    2.47           10    0.61+        5.95+        N/A
    0.00        (0.05)       1.00    4.21           10    0.68+        5.94+        N/A
  $ 0.00       $(0.61)     $10.00    7.12%  $  156,515    0.47%        6.12%      77.39%
    0.00        (0.68)       9.92    8.49      101,797    0.58         6.86      214.78
    0.00        (0.56)       9.79    4.46       90,114    0.50         5.67       79.30
    0.00        (0.47)       9.92    3.66       73,176    0.50         4.87       45.81
    0.00        (0.37)      10.03    3.94       46,905    0.50         3.67       54.50
    0.00        (0.56)      10.01    5.66       44,172    0.50         5.52       94.62
    0.00        (0.78)      10.02    8.44       44,820    0.50         7.83      115.26
    0.00        (0.86)       9.99    8.86       13,649    0.50         8.61      140.28
    0.00        (0.80)      10.00    8.29       14,401    0.50         8.57      178.21
    0.00        (0.33)      10.00    7.17+       5,546    0.50+        6.99+      11.57
    0.00        (0.58)      10.00    6.86        4,513    0.72         5.87       77.39
    0.00        (0.10)       9.92    0.41        3,999    0.52+        4.44+     214.78
  $ 0.00       $(0.64)     $ 9.98    6.97%  $2,797,001    0.43%        6.46%     240.30%
    0.00        (0.68)       9.95    9.13    2,677,574    0.42         6.88      208.79
   (0.09)       (0.63)       9.76    3.60    2,332,032    0.41         6.46       77.14
    0.00        (0.72)      10.04    4.56    2,298,255    0.43         6.05       42.69
    0.00        (0.87)      10.30    9.91    1,403,594    0.45         7.21       67.51
    0.00        (0.90)      10.20   11.30      906,650    0.50         8.08       37.21
    0.00        (0.88)      10.02   10.60      516,325    0.57         8.97       44.31
    0.00        (0.89)       9.89   11.36      317,425    0.60         8.83      161.91
    0.00        (0.93)       9.70    6.49      172,046    0.60         8.83       56.23
    0.00        (0.74)       9.99    8.64+     115,865    0.60+        8.85+      77.88
    0.00        (0.62)       9.98    6.71       23,564    0.68         6.21      240.30
    0.00        (0.65)       9.95    8.83        2,536    0.69         6.73      208.79
   (0.02)       (0.16)       9.76    2.53          771    0.66+        6.93+      77.14
  $ 0.00       $(0.60)     $ 9.81    6.33%  $  339,375    0.51%        6.31%     237.38%
   (0.02)       (0.65)       9.82    7.30      253,299    0.48         6.61      225.02
   (0.02)       (0.63)       9.77    4.80      170,866    0.47         6.35      102.43
    0.00        (0.63)       9.94    3.15      141,411    0.50         5.73       53.78
    0.00        (0.67)      10.25    8.95      101,025    0.50         6.16       95.33
    0.00        (0.27)      10.04    7.72+      31,027    0.51+        6.80+      12.57

--------
+ Annualized.

                                                 November 1, 1997 Prospectus  11

  Selected data for a share outstanding throughout each period:

                   NET ASSET              NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR            VALUE      NET      AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD          BEGINNING INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED           OF PERIOD   INCOME     INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
LOW DURATION FUND III
 Institutional Class
        3/31/97(h)  $10.00     $0.15         $(0.09)       $ 0.06      $(0.15)     $ 0.00        $ 0.00        $ 0.00
MODERATE DURATION FUND
 Institutional Class
        3/31/97(h)  $10.00     $0.15         $(0.17)       $(0.02)     $(0.15)     $ 0.00        $ 0.00        $ 0.00
HIGH YIELD FUND
 Institutional Class
        3/31/97     $10.94     $0.92         $ 0.34        $ 1.26      $(0.97)     $ 0.00        $(0.13)       $ 0.00
        3/31/96      10.42      1.04           0.54          1.58       (1.01)       0.00         (0.05)         0.00
        3/31/95      10.52      0.99          (0.12)         0.87       (0.93)      (0.02)         0.00         (0.02)
        3/31/94      10.41      0.90           0.18          1.08       (0.90)       0.00         (0.07)         0.00
        3/31/93(i)   10.00      0.24           0.41          0.65       (0.24)       0.00          0.00          0.00
 Administrative Class
        3/31/97      10.94      0.85(+)        0.38(+)       1.23       (0.94)       0.00         (0.13)         0.00
        3/31/96      10.41      1.02(+)        0.54(+)       1.56       (0.98)       0.00         (0.05)         0.00
        3/31/95(j)   10.14      0.23           0.25          0.48       (0.21)       0.00          0.00          0.00
TOTAL RETURN FUND
 Institutional Class
        3/31/97     $10.29     $0.68         $(0.02)       $ 0.66      $(0.66)     $(0.02)       $ 0.00        $ 0.00
        3/31/96      10.02      0.81           0.29          1.10       (0.61)      (0.10)        (0.12)         0.00
        3/31/95      10.25      0.64          (0.24)         0.40       (0.56)      (0.05)         0.00          0.00
        3/31/94      10.91      0.68          (0.16)         0.52       (0.71)      (0.15)        (0.30)        (0.02)
        3/31/93      10.46      0.76           0.76          1.52       (0.76)       0.00         (0.31)         0.00
        3/31/92      10.15      0.86           0.60          1.46       (0.86)       0.00         (0.29)         0.00
        3/31/91       9.77      0.90           0.39          1.29       (0.90)       0.00         (0.01)         0.00
        3/31/90       9.62      0.87           0.21          1.08       (0.87)       0.00         (0.06)         0.00
        3/31/89      10.04      0.90          (0.23)         0.67       (0.91)       0.00         (0.18)         0.00
        3/31/88(e)   10.00      0.67           0.04          0.71       (0.67)       0.00          0.00          0.00
 Administrative Class
        3/31/97      10.29      0.66(+)       (0.02)(+)      0.64       (0.64)      (0.02)         0.00          0.00
        3/31/96      10.01      0.80           0.29          1.09       (0.60)      (0.09)        (0.12)         0.00
        3/31/95(k)   10.00      0.31           0.06          0.37       (0.32)      (0.03)         0.00          0.00
TOTAL RETURN FUND II
 Institutional Class
        3/31/97     $ 9.89     $0.61         $(0.02)       $ 0.59      $(0.62)     $(0.01)       $ 0.00        $ 0.00
11/1/95-3/31/96      10.21      0.25          (0.17)         0.08       (0.26)       0.00         (0.09)        (0.05)
       10/31/95       9.39      0.69           0.76          1.45       (0.62)       0.00         (0.01)         0.00
       10/31/94      10.38      0.51          (0.88)        (0.37)      (0.51)       0.00         (0.05)         0.00
       10/31/93       9.99      0.61           0.74          1.35       (0.61)       0.00         (0.35)         0.00
       10/31/92(l)   10.00      0.49           0.23          0.72       (0.49)       0.00         (0.24)         0.00
 Administrative Class
        3/31/97       9.89      0.59          (0.02)         0.57       (0.60)      (0.01)         0.00          0.00
        3/31/96      10.22      0.24          (0.17)         0.07       (0.26)       0.00         (0.09)        (0.05)
       10/31/95(m)    9.34      0.56           0.88          1.44       (0.55)       0.00         (0.01)         0.00
TOTAL RETURN FUND III
 Institutional Class
        3/31/97     $ 9.13     $0.55         $ 0.05        $ 0.60      $(0.55)     $(0.02)       $ 0.00        $(0.01)
        3/31/96       8.99      0.72           0.17          0.89       (0.54)      (0.09)        (0.12)         0.00
        3/31/95       9.18      0.59          (0.16)         0.43       (0.52)      (0.02)         0.00          0.00
        3/31/94       9.81      0.59          (0.03)         0.56       (0.66)      (0.12)        (0.20)        (0.21)
        3/31/93      10.31      0.64           0.75          1.39       (0.64)       0.00         (1.25)         0.00
        3/31/92(n)   10.00      0.63           0.58          1.21       (0.63)       0.00         (0.27)         0.00

--------
(h) From commencement of operations, December 31, 1996.
                                        (l) From commencement of operations,
                                            December 30, 1991.
(i) From commencement of operations, December 16, 1992.
                                        (m) From commencement of operations,
                                            November 30, 1994.
(j) From commencement of operations, January 16, 1995.
(k) From commencement of operations, September 7, 1994.
                                        (n) From commencement of operations,
                                            May 1, 1991.
+ Per share amounts based on average number of shares outstanding during the period.

12  PIMCO Funds: Pacific Investment Management Series

  Selected data for a share outstanding throughout each period:

                          NET ASSET          NET ASSETS   RATIO OF     RATIO OF NET
TAX BASIS                   VALUE                END     EXPENSES TO    INVESTMENT     PORTFOLIO
  RETURN        TOTAL        END    TOTAL     OF PERIOD    AVERAGE   INCOME TO AVERAGE TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN     (000'S)   NET ASSETS     NET ASSETS       RATE
------------------------------------------------------------------------------------------------
  $ 0.00       $(0.15)     $ 9.91    0.58%   $    10,056    0.49%+          6.00%+      155.36%
  $ 0.00       $(0.15)     $ 9.83   (0.25)%  $    13,458    0.44%+          6.01%+       49.38%
  $ 0.00       $(1.10)     $11.10   12.04%   $   744,498    0.50%           8.77%        67.19%
    0.00        (1.06)      10.94   15.70        536,983    0.47            9.28         65.79
    0.00        (0.97)      10.42    8.81        336,310    0.48            9.37         77.60
    0.00        (0.97)      10.52   10.65        219,976    0.50            8.40        112.40
    0.00        (0.24)      10.41   24.43+        24,069    0.50+           8.24+        29.74
    0.00        (1.07)      11.10   11.76         10,428    0.76            8.48         67.19
    0.00        (1.03)      10.94   15.54          1,007    0.80            9.16         65.79
    0.00        (0.21)      10.41    4.66             41    0.73+          10.12+        77.60
  $ 0.00       $(0.68)     $10.27    6.60%   $12,528,536    0.43%           6.60%       173.24%
    0.00        (0.83)      10.29   11.14     10,247,605    0.42            6.85        221.13
   (0.02)       (0.63)      10.02    4.22      7,239,735    0.41            6.72         98.48
    0.00        (1.18)      10.25    4.55      5,008,160    0.41            6.27        176.74
    0.00        (1.07)      10.91   15.29      3,155,441    0.43            7.07         89.95
    0.00        (1.15)      10.46   14.90      1,813,935    0.46            8.18        110.46
    0.00        (0.91)      10.15   13.74        975,619    0.49            9.10         98.68
    0.00        (0.93)       9.77   11.36        659,663    0.60            8.60        109.90
    0.00        (1.09)       9.62    5.96        192,613    0.60            8.53        195.26
    0.00        (0.67)      10.04    8.31+        45,172    0.60+           7.66+        75.34
    0.00        (0.66)      10.27    6.34        151,194    0.68            6.35        173.24
    0.00        (0.81)      10.29   10.99        104,618    0.68            6.64        221.13
   (0.01)       (0.36)      10.01    3.76          9,037    0.66+           6.54+        98.48
  $ 0.00       $(0.63)     $ 9.85    6.15%   $   478,451    0.50%           6.38%       293.34%
    0.00        (0.40)       9.89     .78        455,583    0.51+           6.36+        73.18
    0.00        (0.63)      10.21   15.96        442,091    0.50            6.47         41.05
   (0.06)       (0.62)       9.39   (3.58)       357,900    0.50            5.22         99.46
    0.00        (0.96)      10.38   13.79        371,260    0.50            5.38         49.71
    0.00        (0.73)       9.99    7.52        287,113    0.50+           5.83+       133.61
    0.00        (0.61)       9.85    5.88          5,304    0.75            6.13        293.34
    0.00        (0.40)       9.89    0.57          3,320    0.76+           6.06+        73.18
    0.00        (0.56)      10.22   15.92          3,163    0.76+           6.22+        40.91
  $ 0.00       $(0.58)     $ 9.15    6.76%   $   193,297    0.51%           6.21%        89.61%
    0.00        (0.75)       9.13   10.06        142,223    0.50            6.82        176.97
   (0.08)       (0.62)       8.99    4.92         99,497    0.50            6.95        145.98
    0.00        (1.19)       9.18    5.64         97,522    0.50            6.00         95.21
    0.00        (1.89)       9.81   14.47         65,349    0.51            6.06        161.38
    0.00        (0.90)      10.31   13.61+        47,908    0.60+           6.75+       521.14

--------
+ Annualized.

                                                 November 1, 1997 Prospectus  13

  Selected data for a share outstanding throughout each period:

            NET ASSET             NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR     VALUE      NET     AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD   BEGINNING INVESTMENT GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED    OF PERIOD   INCOME    INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------
LONG-TERM U.S. GOV'T FUND
 Institutional Class
3/31/97      $ 9.96     $0.79        $(0.35)       $ 0.44      $(0.68)     $ 0.00        $ 0.00        $(0.33)
3/31/96        9.85      0.83          0.66          1.49       (0.68)      (0.04)        (0.50)        (0.16)
3/31/95        9.96      0.60         (0.09)         0.51       (0.60)      (0.02)         0.00          0.00
3/31/94       11.36      0.62         (0.06)         0.56       (1.05)      (0.04)        (0.70)        (0.17)
3/31/93       10.82      0.70          1.66          2.36       (0.70)       0.00         (1.12)         0.00
3/31/92(o)    10.00      0.64          0.85          1.49       (0.64)       0.00         (0.03)         0.00
REAL RETURN BOND FUND
 Institutional Class
3/31/97(p)   $ 9.92     $0.11        $(0.02)       $ 0.09      $(0.08)     $ 0.00        $ 0.00        $ 0.00
FOREIGN BOND FUND
 Institutional Class
3/31/97      $10.50     $0.80        $ 1.00        $ 1.80      $(0.40)     $ 0.00        $(1.49)       $ 0.00
3/31/96        9.38      0.96          1.03          1.99       (0.34)      (0.25)        (0.25)        (0.03)
3/31/95       10.18      0.38         (0.57)        (0.19)       0.00        0.00          0.00          0.00
3/31/94       10.34      0.55          0.27          0.82       (0.55)       0.00         (0.06)        (0.37)
3/31/93(q)    10.00      0.16          0.34          0.50       (0.16)       0.00          0.00          0.00
 Administrative Class
3/31/97(r)    10.54      0.59         (0.67)        (0.08)      (0.05)       0.00          0.00          0.00
GLOBAL BOND FUND
 Institutional Class
3/31/97      $10.05     $0.70        $(0.01)       $ 0.69      $(0.44)     $ 0.00        $(0.44)       $ 0.00
3/31/96        9.87      0.45          0.72          1.17       (0.61)       0.00         (0.21)        (0.17)
3/31/95        9.85      0.69         (0.14)         0.55       (0.29)      (0.24)         0.00          0.00
3/31/94(s)    10.00      0.16         (0.15)         0.01       (0.16)       0.00          0.00          0.00
 Administrative Class
3/31/97(t)    10.28      0.51         (0.23)         0.28       (0.26)       0.00         (0.44)         0.00
INTERNATIONAL BOND FUND
 Institutional Class
3/31/97      $ 8.04     $0.84        $ 0.42        $ 1.26      $(0.50)     $ 0.00        $(1.01)       $ 0.00
3/31/96        7.44      0.63          0.49          1.12       (0.39)      (0.13)         0.00          0.00
3/31/95        9.93      2.18         (2.41)        (0.23)      (2.26)       0.00          0.00          0.00
3/31/94       10.53      0.47          0.24          0.71       (0.96)       0.00         (0.35)         0.00
3/31/93       10.02      0.62          0.42          1.04       (0.48)       0.00         (0.05)         0.00
3/31/92        9.94      0.79          0.27          1.06       (0.78)       0.00         (0.20)++       0.00
3/31/91        9.78      0.79          0.30          1.09       (0.83)       0.00         (0.10)         0.00
3/31/90(u)    10.00      0.15         (0.27)        (0.12)      (0.10)       0.00          0.00          0.00
STOCKSPLUS FUND
 Institutional Class
3/31/97      $11.16     $1.27        $ 0.82        $ 2.09      $(1.27)     $ 0.00        $(0.52)       $ 0.00
3/31/96       10.48      0.91          2.48          3.39       (1.05)       0.00         (1.62)        (0.04)
3/31/95        9.52      1.03          0.69          1.72       (0.76)       0.00          0.00          0.00
3/31/94(v)    10.00      0.34          0.10          0.44       (0.34)      (0.01)        (0.10)        (0.47)
 Administrative Class
3/31/97(w)   $11.56     $0.14        $(0.09)       $ 0.05      $(0.15)     $ 0.00        $ 0.00        $ 0.00
STRATEGIC BALANCED FUND
 Institutional Class
3/31/97(x)   $10.00     $0.85        $ 0.31        $ 1.16      $(0.63)     $ 0.00        $(0.21)       $ 0.00

--------
(o) From commencement of operations,      (u) From commencement of operations,
    July 1, 1991.                             December 13, 1989. Formerly the
(p) From commencement of operations,          PIMCO International Fund.
    January 29, 1997.                     (v) From commencement of operations,
(q) From commencement of operations,          May 14, 1993.
    December 3, 1992. Formerly the        (w) From commencement of operations,
    PIMCO Foreign Fund.                       January 7, 1997.
(r) From commencement of operations,      (x) From commencement of operations,
    January 28, 1997.                         June 28, 1996.
(s) From commencement of operations,      ++ Gain distribution includes $0.14
    November 23, 1993. Formerly the          per share characterized for tax
    PIMCO Global Fund.                       purposes as distributions from
(t) From commencement of operations,         ordinary income.
    August 1, 1996. Formerly the          * Unaudited.
    PIMCO Global Fund.

14  PIMCO Funds: Pacific Investment Management Series

  Selected data for a share outstanding throughout each period:

                          NET ASSET          NET ASSETS  RATIO OF     RATIO OF NET
TAX BASIS                   VALUE               END     EXPENSES TO    INVESTMENT     PORTFOLIO
  RETURN        TOTAL        END    TOTAL    OF PERIOD    AVERAGE   INCOME TO AVERAGE TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS     NET ASSETS       RATE
-----------------------------------------------------------------------------------------------
  $0.00        $(1.01)     $ 9.39    4.48%   $   19,995    0.63%           7.63%        401.86%
   0.00         (1.38)       9.96   14.83        32,511    0.56            6.80         238.32
   0.00         (0.62)       9.85    5.50        32,349    0.50            6.62          88.92
   0.00         (1.96)       9.96    4.13        25,978    0.50            5.37          97.67
   0.00         (1.82)      11.36   23.42        22,946    0.50            6.16         320.08
   0.00         (0.67)      10.82   20.57+       15,900    0.50+           7.91+        427.81
  $0.00        $(0.08)     $ 9.93    0.09%   $    5,638    0.51%+          6.54%+       160.34%
  $0.00        $(1.89)     $10.41   17.69%   $  234,880    0.50%           7.88%        983.74%
   0.00         (0.87)      10.50   21.80       258,493    0.52            5.83       1,233.71
  (0.61)        (0.61)       9.38   (1.85)      232,700    0.47            6.44         299.45
   0.00         (0.98)      10.18    7.79       498,521    0.54            5.12         260.34
   0.00         (0.16)      10.34   16.23+      178,895    0.65+           4.97+        122.55
   0.00         (0.05)      10.41   (0.72)           30    0.79+           7.63+        983.74
  $0.00        $(0.88)     $ 9.86    6.78%   $  215,631    0.56%           7.51%        910.61%
   0.00         (0.99)      10.05   12.04       133,833    0.58            5.88       1,082.91
   0.00         (0.53)       9.87   10.35        76,476    0.64            5.59         461.48
   0.00         (0.16)       9.85    0.08        40,485    0.50+           4.55+        132.41
   0.00         (0.70)       9.86    2.97           346    0.78+           5.66+        910.61
  $0.00        $(1.51)     $ 7.79   15.86%   $  957,950    0.50%           7.17%        875.00%
   0.00         (0.52)       8.04   15.08     2,271,940    0.50            6.09       1,046.00
   0.00         (2.26)       7.44   (1.27)       45,950    0.43            5.90         674.00
   0.00         (1.31)       9.93    6.54     2,296,978    0.43            5.51         370.00
   0.00         (0.53)      10.53   10.61     2,589,677    0.46            6.67         301.00
   0.00         (0.98)      10.02   10.97     1,314,661    0.51            8.24         201.00
   0.00         (0.93)       9.94   11.55       609,660    0.55            8.23         202.00
   0.00         (0.10)       9.78   (4.18)+     407,210    0.75+           7.94+         49.00
  $0.00        $(1.79)     $11.46   19.44%   $  235,829    0.65%          11.78%         47.17%
   0.00         (2.71)      11.16   34.07       151,869    0.70           15.23         101.67
   0.00         (0.76)      10.48   18.64        46,498    0.50           11.89         176.98
   0.00         (0.92)       9.52    1.55        14,330    0.50+           4.00+         33.29
  $0.00        $(0.15)      11.46    0.34           682    0.95+           4.83+         47.17
  $0.00        $(0.84)     $10.32   11.83%   $   10,360    0.90%+          9.72%+        94.97%

--------
+ Annualized.

                                                 November 1, 1997 Prospectus  15

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securities, when in the opinion of the Adviser it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. Because the market value of each Fund's investments will change, the net asset value per share of each Fund (except the PIMCO Money Market Fund) also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

FIXED INCOME FUNDS

  Each of the Fixed Income Funds differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

  The investment objective of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. The investment objective of the PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. For a discussion of "real return," see "Total Return and Real Return," below. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.

  In selecting securities for each Fixed Income Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

  Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specifically provided otherwise in the descriptions of the Funds that follows, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the PIMCO Money Market Fund, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. Each of the Fixed Income Funds,

16 PIMCO Funds: Pacific Investment Management Series except the PIMCO Money Market Fund, may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests.

  In addition, each of the Fixed Income Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits discussed below, engage in credit spread trades and enter into forward foreign currency contracts.

  The compositions of the Fixed Income Funds differ as follows:

  PIMCO MONEY MARKET FUND seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's investments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of purchase. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

  The PIMCO Money Market Fund may invest only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Adviser will make a determination as to whether a security presents minimal credit risk under procedures adopted by the Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i) by any two nationally recognized statistical rating organizations ("NRSROs") (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P, or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees;
(2) if unrated but issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Adviser and whose acquisition is approved or ratified by the Board of Trustees. With respect to no more than 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered to be of the highest quality, as applied to instruments in the second-highest rating category. See "Appendix B--Description of Securities Ratings" for a description of Moody's and S&P's ratings applicable to fixed income securities.

  The PIMCO Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that (1) the Fund may invest more than 5% of its total assets in the securities of a single issuer if rated in the highest rating category for a period of up to three business days after purchase, provided that the Fund may not make more than one investment at a time in accordance with this exception, and (2) this limitation shall not apply to U.S. Government securities and repurchase agreements with respect thereto. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this

                                                November 1, 1997 Prospectus  17
limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is required for securities purchased by the Fund, the Adviser, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Adviser becomes aware an unrated security is downgraded below high quality and the Adviser does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

  PIMCO SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  PIMCO LOW DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Moderate Duration Fund or the PIMCO Total Return Fund because its duration will be shorter.

  PIMCO LOW DURATION FUND II has the same policies as the PIMCO Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO LOW DURATION FUND III has the same policies as the PIMCO Low Duration Fund, except that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

  PIMCO MODERATE DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a two- to five-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities

18 PIMCO Funds: Pacific Investment Management Series denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the PIMCO Low Duration Fund because its duration will normally be longer.

  PIMCO HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Such securities are colloquially referred to as "junk bonds." The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

  Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

  PIMCO TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Long-Term U.S. Government Fund because its duration will normally be shorter.

  PIMCO TOTAL RETURN FUND II has the same policies as the PIMCO Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO TOTAL RETURN FUND III has the same policies as the PIMCO Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the PIMCO Low Duration Fund III.

  PIMCO COMMERCIAL MORTGAGE SECURITIES FUND invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable

                                                November 1, 1997 Prospectus  19
quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

  PIMCO LOW DURATION MORTGAGE FUND invests under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities. The Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aaa by Moody's or AAA by S&P, subject to a minimum rating of Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return and share price for this Fund are expected to exhibit less volatility than that of the PIMCO Total Return Mortgage Fund because its duration will be shorter.

  PIMCO TOTAL RETURN MORTGAGE FUND has the same policies as the PIMCO Low Duration Mortgage Fund, except that its average portfolio duration will normally vary approximately within a range of plus or minus one and one-half years of the average duration of the Lehman Brothers Mortgage-Backed Securities Index, which, as of May 31, 1997, had an average duration of approximately four years.

  PIMCO LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund will have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associated with longer duration investments. The PIMCO Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic and foreign issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

  PIMCO REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. All securities purchased by the Fund must be rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality), and the Fund will maintain a minimum average quality of Aa. The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities denominated in foreign currencies, (and the Fund may also invest beyond this limit in U.S. dollar-denominated securities of foreign issuers).

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are

20 PIMCO Funds: Pacific Investment Management Series expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Dividends, Distributions and Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.

  In managing fixed income securities, one of the principal tools generally used by the Adviser is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, final maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Adviser utilizes a modified form of duration for the PIMCO Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the PIMCO Real Return Bond Fund, it is expected that the average modified real duration of the Fund will normally vary approximately with the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

  PIMCO FOREIGN BOND FUND invests in a portfolio of fixed income securities primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

  PIMCO GLOBAL BOND FUND invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

  PIMCO GLOBAL BOND FUND II has the same policies as the PIMCO Global Bond Fund, except as set forth below. The PIMCO Global Bond Fund II expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency-denominated securities. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage), or for extraordinary or emergency purposes. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box," and may not loan its portfolio securities if their market value exceeds 25% of the total assets of the Fund. In addition, the PIMCO Global Bond Fund II

                                                November 1, 1997 Prospectus  21
is subject to different fundamental and non-fundamental investment restrictions than the PIMCO Global Bond Fund. See "Investment Restrictions" in this Prospectus and in the Statement of Additional Information.

  The PIMCO Foreign Bond Fund differs from the PIMCO Global Bond and Global Bond II Funds primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Adviser will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO INTERNATIONAL BOND FUND invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The PIMCO International Bond Fund is available only to private account clients of PIMCO. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The PIMCO International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is normally not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO EMERGING MARKETS BOND FUND invests in a portfolio of fixed income securities denominated in foreign currencies and the U.S. dollar. Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities of issuers that economically are tied to countries with emerging securities markets. The Fund may invest up to 20% of its assets in other types of fixed income instruments, including securities of issuers located in, or securities denominated in currencies of, countries with developed foreign securities markets. The Fund also may invest up to 10% of its assets in shares of investment companies that invest primarily in emerging market debt securities. The average portfolio duration of the Fund will vary based on the Adviser's view of the potential for total return offered by a particular duration strategy and, under normal market conditions, is not expected to exceed eight years.

  The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, the Adviser generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund's investments in emerging market fixed income securities may be represented by futures contracts (including related options) with respect to such securities, options on such securities, equity securities (including common stocks) upon the conversion of convertible securities, or securities the return on which is derived primarily from emerging securities markets, when the Adviser deems it appropriate to do so.

  The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. The Adviser will select the Fund's country and currency composition based on its evaluation of

22 PIMCO Funds: Pacific Investment Management Series relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Accordingly, the Fund will be particularly susceptible to the effects of political and economic developments in these regions. This effect may be exacerbated by a relative scarcity of issuers in certain of these markets, which may result in the Fund being highly concentrated in a small number of issuers. For a further discussion of the special risks of investing in foreign and emerging market countries, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

  The Fund may invest substantially all of its assets in securities rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Such securities are colloquially referred to as "junk bonds." While these securities generally provide greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, they also entail greater risk, including the possibility of default or bankruptcy of the issuer of the securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers may be less able to withstand general economic downturns affecting the regions in which the Fund invests. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in emerging market economies and markets. The value of most fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

  PIMCO EMERGING MARKETS BOND FUND II has the same policies as the PIMCO Emerging Markets Bond Fund, except that it is available only to private account clients of PIMCO.

  Each of the PIMCO Real Return Bond, Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds will normally invest at least 80% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Prospectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."

  As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

  The PIMCO Real Return Bond, Commercial Mortgage Securities, Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50%

                                                November 1, 1997 Prospectus  23
of its assets, have no more than 5% of its assets invested in the securities of a single issuer. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

EQUITY FUNDS

  The Equity Funds are the PIMCO StocksPLUS Fund and the PIMCO StocksPLUS Short Strategy Fund. The investment objective of PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the S&P 500. The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500.

  Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below. Assets not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. Each of the Equity Funds may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Adviser to be of comparable quality). In addition, each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Equity Funds may invest all of its assets in derivative instruments, as described below and under "Characteristics of Securities and Investment Techniques--Derivative Instruments." Each of the Equity Funds may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign currencies, and may enter into forward currency contracts.

  The Equity Funds differ in composition or strategy as follows:

  PIMCO STOCKSPLUS FUND StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks in an attempt to equal or exceed the performance of the S&P 500. The Adviser expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A-- Description of Duration."

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical basis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

  When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that

24 PIMCO Funds: Pacific Investment Management Series have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500.

  Positions in S&P 500 futures and options on futures will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Adviser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."

  PIMCO STOCKSPLUS SHORT STRATEGY FUND invests primarily in S&P 500 short positions such that the Fund's net asset value is generally expected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 is declining. When the S&P 500 is rising, the Fund will generally incur a loss.

  The Fund will maintain short positions through the use of a combination of S&P 500 derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will generally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 is rising. However, the Fund may purchase call options on S&P 500 futures contracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.

  The Adviser will actively manage the fixed income portion of the Fund's investment portfolio that is used as coverage for S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A perfect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P 500). Rather, because of the Adviser's management of the fixed income securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended results.

BALANCED FUND

  PIMCO STRATEGIC BALANCED FUND has as its investment objective the maximization of total return, consistent with preservation of capital and prudent investment management. In seeking to achieve this objective, the Fund invests in the securities eligible for purchase by the PIMCO StocksPLUS Fund and the PIMCO Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology developed by the Adviser. The methodology builds upon the Adviser's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain

                                                November 1, 1997 Prospectus  25
statistical variance techniques. Depending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Adviser's asset allocation methodology will be successful.

TOTAL RETURN AND REAL RETURN

  The "total return" sought by certain of the Funds will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

  The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry conditions, and foreign currency exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.

  "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the PIMCO Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generating a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approximately 3%. On the other hand, an inflation-indexed instrument generating a 5% real return would generate a 5% increase in purchasing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) attained by this Fund may be less than the total return attained by other of the PIMCO Funds that do not invest primarily in inflation-indexed securities.

  In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates

26 PIMCO Funds: Pacific Investment Management Series increase at a faster rate than inflation, real interest rates might increase, leading to a decrease in value of inflation-indexed bonds.

                            INVESTMENT RESTRICTIONS

  Each Fund's investment objective (except the PIMCO Global Fund II) as set forth under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, a Fund may not:

    (1) (a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and
  (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks;

        (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country, including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government, represent investments in a separate industry for these purposes.);

    (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Commercial Mortgage Securities Fund, the Real Return Bond Fund, the Foreign Bond Fund, the Global Bond Fund, the Global Bond Fund II, the International Bond Fund, the Emerging Markets Bond Fund or the Emerging Markets Bond Fund II.);

    (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Commercial Mortgage Securities Fund, the Real Return Bond Fund, the Foreign Bond Fund, the Global Bond Fund, the Global Bond Fund II, the International Bond Fund, the Emerging Markets Bond Fund or the Emerging Markets Bond Fund II.);

    (4)(a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;

     (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

    (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in this Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (this restriction is not applicable to the Global Bond Fund II.);

                                                November 1, 1997 Prospectus  27

    (6) for the High Yield, Total Return III, International Bond and StocksPLUS Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

    (7)(a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts, and commitments entered into under swap agreements or other derivative instruments will not be deemed to be pledges of a Fund's assets);

    (b) for the Global Bond Fund II: (i) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above; (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

    (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
  (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust. (This restriction is not applicable to the Global Bond Fund II.)

    (9)(a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

    (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

    (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in this Prospectus and in the Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

    (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Low Duration Mortgage, Total Return Mortgage, Commercial Mortgage

28  PIMCO Funds: Pacific Investment Management Series

  Securities, Long-Term U.S. Government, Real Return Bond, Foreign Bond, Global Bond, International Bond, Emerging Markets Bond, Emerging Markets Bond II, StocksPLUS Short Strategy, and Strategic Balanced Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in this Prospectus and in the Statement of Additional Information.

  To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

  Each Fund is also subject to non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, certain non-fundamental restrictions, set forth in the Statement of Additional Information, place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Prospectus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The following describes in greater detail different types of securities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and

                                                November 1, 1997 Prospectus  29
are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

CORPORATE DEBT SECURITIES

  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

  Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B-- Description of Securities Ratings." Investments in high yield securities are discussed separately below under "High Yield Securities ("Junk Bonds")."

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

  The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

  While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider equity securities or convertible bonds to gain exposure to such investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Funds' investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

30  PIMCO Funds: Pacific Investment Management Series

  Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Funds' rights against the borrower may be more limited than those held by the original lender.

VARIABLE AND FLOATING RATE SECURITIES

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Money Market Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within that period.

  Each of the Fixed Income Funds may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

  Each of the Fixed Income Funds (except the PIMCO Money Market Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

INFLATION-INDEXED BONDS

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

  Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached

                                                November 1, 1997 Prospectus  31

3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

  The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Dividends, Distributions and Taxes" for information about the possible tax consequences of investing in the PIMCO Real Return Bond Fund and in inflation-indexed bonds.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  Each of the Funds (except the PIMCO Money Market Fund) may invest all of its assets in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities in which the Funds invest may be particularly

32 PIMCO Funds: Pacific Investment Management Series sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a

                                                November 1, 1997 Prospectus  33
property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

  For the purpose of achieving income, each of the Funds may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, AND BORROWINGS

  A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund generally will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and, to this extent, a reverse repurchase agreement (or economically similar transaction) will not be considered a "senior security" subject to the 300% asset coverage requirements otherwise applicable to borrowings by a Fund.

  A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of

34 PIMCO Funds: Pacific Investment Management Series fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to cover its obligations under dollar rolls.

  To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II ) of a Fund's total assets. Apart from such transactions, a Fund will not borrow money, except for temporary administrative purposes. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, the Funds may lend their portfolio securities to brokers, dealers, and other financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the PIMCO Global Bond Fund II) of the total assets of the Fund. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

  Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may

                                                November 1, 1997 Prospectus  35
dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES

  Each of the Funds (except the PIMCO High Yield, Total Return III and StocksPLUS Funds), and particularly the PIMCO StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

FOREIGN SECURITIES

  Each of the Funds (except the PIMCO Low Duration Fund II and PIMCO Total Return Fund II) may invest directly in fixed income securities of non-U.S. issuers. The PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage and Long-Term U.S. Government Funds may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. Each of the Equity Funds may invest directly in foreign equity securities.

  Except for the PIMCO Emerging Markets Bond Fund and the PIMCO Emerging Markets Bond Fund II, each of the Funds will concentrate its foreign investments in securities of issuers based in developed countries. However, the PIMCO Short-Term, Low Duration and Low Duration III Funds may each invest up to 5% of its assets in securities of issuers based in the emerging market countries in which the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II may invest, and each of the remaining Fixed Income Funds that may invest in foreign securities may invest up to 10% of its assets in such securities.

  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities

36 PIMCO Funds: Pacific Investment Management Series may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  Certain of the Funds, and particularly the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

  Each of the Fixed Income Funds (except the PIMCO Low Duration Fund II and PIMCO Total Return Fund II) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other

                                                November 1, 1997 Prospectus  37
factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.

  Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instrumentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be requested to particpate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

38  PIMCO Funds: Pacific Investment Management Series

  All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The PIMCO High Yield Fund invests at least 65% of its assets, each of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II may invest up to 100% of its assets and the PIMCO Commercial Mortgage Securities Fund may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, of comparable quality). In addition, each of the PIMCO Short-Term, Low Duration, Low Duration III, Moderate Duration, Total Return, Total Return III, Foreign Bond, Global Bond, Global Bond II, StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds may invest up to 10% of its assets in such securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its

                                                November 1, 1997 Prospectus  39
own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

  During the year ended March 31, 1997, based upon the dollar-weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.

                                    RATING
                    --------------------------------------------
                                            BELOW
FUND                PRIME 1 AAA  AA    A   PRIME 1 BAA  BA    B
----                ------- ---  ---  ---  ------- ---  ---  ---
Short-Term             31%   26%   3%  12%     0%   20%   7%   1%
Low Duration           24    55    1    3      0    13    4    0
Low Duration III       40    60    0    0      0     0    0    0
Moderate Duration       2    59    0    7      0    24    5    3
High Yield              6     1    0    0      0     3   48   42
Total Return           13    66    2    4      0     9    5    1
Total Return III        5    76    4    1      0     8    5    1
Foreign Bond           21    58   14    0      0     3    4    0
Global Bond            33    45   14    2      0     4    2    0
Global Bond II         21    58   15    1      0     4    1    0
StocksPLUS             32    29    5    7      0    17    9    1
Strategic Balanced      7    36    0    8      0    38    9    2

  These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approximately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Adviser may not necessarily agree with a rating assigned by any credit rating agency.

DERIVATIVE INSTRUMENTS

  To the extent permitted by the investment objectives and policies of the Funds, the Funds may (except the PIMCO Money Market Fund) purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the PIMCO Money Market Fund) also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the PIMCO Money Market Fund) may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

  Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the PIMCO Money Market Fund) may invest all of its assets in derivative instruments,

40 PIMCO Funds: Pacific Investment Management Series subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

  A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

                                                November 1, 1997 Prospectus  41

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

  Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio.

42  PIMCO Funds: Pacific Investment Management Series

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Each of the Fixed Income Funds (except the PIMCO Money Market Fund) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. Each of the Equity Funds and the PIMCO Strategic Balanced Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that

                                                November 1, 1997 Prospectus  43
aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

HYBRID INSTRUMENTS

  A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.

  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

INVESTMENT IN INVESTMENT COMPANIES

  Each of the Funds may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

ILLIQUID SECURITIES

  Each of the Funds may invest up to 15% of its net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities which legally or in the Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

44  PIMCO Funds: Pacific Investment Management Series

  Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, Vern O. Curtis, Brent
R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Funds pursuant to an investment advisory contract. The Adviser is an investment counseling firm founded in 1971, and had approximately $108.5 billion in assets under management as of September 30, 1997. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

  The Adviser manages the investment and reinvestment of the assets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions."

                                                November 1, 1997 Prospectus  45

  Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds, including their occupations for the past five years, is provided below.

                                PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST
 FUND                           FIVE YEARS)
 ----                           -----------------------------------------------
 Money Market Fund              Leslie Barbi, Senior Vice President, PIMCO. A
                                Fixed Income Portfolio Manager, Ms. Barbi has
                                managed the PIMCO Money Market Fund since
                                November 1, 1995. Prior to joining PIMCO in
                                1993, Ms. Barbi was associated with Salomon
                                Brothers as a proprietary Portfolio Manager.
 Short-Term Fund                David H. Edington, Managing Director, PIMCO. A
 StocksPLUS Fund                Fixed Income Portfolio Manager, Mr. Edington
 Strategic Balanced Fund        joined PIMCO in 1987 and has managed the PIMCO
 Moderate Duration Fund         Short-Term, StocksPLUS, Strategic Balanced and
                                Moderate Duration Funds since their inception,
                                October 7, 1987, May 14, 1993, June 28, 1996,
                                and December 31, 1996, respectively.
 Low Duration Fund              William H. Gross, Managing Director, PIMCO. A
 Low Duration Fund II           Fixed Income Portfolio Manager, Mr. Gross is
 Low Duration Fund III          one of the founders of PIMCO and has managed
 Total Return Fund              the PIMCO Low Duration, Low Duration II, Low
 Total Return Fund II           Duration III, Total Return, Total Return II and
 Total Return Fund III          Total Return III Funds since their inception,
                                May 11, 1987, November 1, 1991, December 31,
                                1996, May 11, 1987, December 30, 1991, and May
                                1, 1991, respectively.
 Low Duration Mortgage Fund     William C. Powers, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Powers
                                joined PIMCO in 1991.
 Total Return Mortgage Fund     Pasi Hamalainen, Senior Vice President, PIMCO.
 Long-Term U.S. Government Fund A Fixed Income Portfolio Manager, Mr.
                                Hamalainen joined PIMCO in 1994 and has managed
                                the PIMCO Long-Term U.S. Government Fund since
                                July 1, 1997 and the Total Return Mortgage Fund
                                since its inception, July 31, 1997.
 High Yield Fund                Benjamin Trosky, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Trosky
                                joined PIMCO in 1990 and has managed the PIMCO
                                High Yield Fund since its inception, December
                                16, 1992.
 Real Return Bond Fund          John Brynjolfsson, Vice President, PIMCO. A
                                Fixed Income Portfolio Manager, Mr.
                                Brynjolfsson joined PIMCO in 1989, and has
                                managed the PIMCO Real Return Bond Fund since
                                its inception, January 29, 1997.
 Foreign Bond Fund              Lee R. Thomas, III, Managing Director and
 Global Bond Fund               Senior International Portfolio Manager, PIMCO.
 Global Bond Fund II            A Fixed Income Portfolio Manager, Mr. Thomas
 International Bond Fund        has managed the PIMCO Foreign Bond, Global Bond
                                and International Bond Funds since July 13,
                                1995, and the PIMCO Global Bond Fund II since
                                October 1, 1995. Prior to joining PIMCO in
                                1995, Mr. Thomas was associated with Investcorp
                                as a member of the management committee
                                responsible for global securities and foreign
                                exchange trading. Prior to Investcorp, he was
                                associated with Goldman Sachs as an Executive
                                Director in foreign fixed income.
 Emerging Markets Bond Fund     Michael J. Rosborough, Senior Vice President,
 Emerging Markets Bond Fund II  PIMCO . A Fixed Income Portfolio Manager, Mr.
                                Rosborough was associated with RBC Dominion in
                                Tokyo as a Vice President and Manager in
                                foreign fixed income prior to joining PIMCO in
                                1994.

46  PIMCO Funds: Pacific Investment Management Series

FUND ADMINISTRATOR

  PIMCO also serves as administrator to the Funds pursuant to an administration agreement with the Trust. PIMCO provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not PIMCO) are responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fee rates. For providing investment advisory and administrative services to the Funds as described above, PIMCO receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                    ADVISORY
   FUND                                                             FEE RATE
   ----                                                             --------
   Money Market Fund............................................     0.15%
   Commercial Mortgage Securities, StocksPLUS, StocksPLUS Short
    Strategy and
    Strategic Balanced Funds....................................     0.40%
   Emerging Markets Bond and Emerging Markets Bond II Funds.....     0.45%
   All other Funds..............................................     0.25%
                                                                 ADMINISTRATIVE
   FUND                                                             FEE RATE
   ----                                                          --------------
   Money Market, Short-Term and Moderate Duration Funds.........     0.20%
   Low Duration and Total Return Funds..........................     0.18%
   Global Bond and Global Bond II Funds.........................     0.30%
   Emerging Markets Bond and Emerging Markets Bond II Funds.....     0.40%
   All other Funds..............................................     0.25%

  Both the investment advisory contract and administration agreement for the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by PIMCO on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the administration agreement, it may be terminated by PIMCO on 60 days' written notice. Following their initial two-year terms, the investment advisory contract and administration agreement will continue from year to year if approved by the Trustees.

                                                November 1, 1997 Prospectus  47

SERVICE AND DISTRIBUTION FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use Fund shares as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under both a Distribution Plan and Administrative Services Plan. Fees paid pursuant to either type of Plan may be paid for shareholder service and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distribution Company (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, which is located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Each Fund offers its shares in up to five classes: "Institutional Class," "Administrative Class," "Class A," "Class B," and "Class C." This Prospectus relates only to the Institutional Class and Administrative Class shares of the Funds. For information regarding Class A, Class B, and Class C shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $5 million. Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the PIMCO International

48  PIMCO Funds: Pacific Investment Management Series

Bond Fund and PIMCO Emerging Markets Bond Fund II are offered only to clients of PIMCO who maintain separately managed private accounts. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or other financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.

  Except as provided below, purchases of shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 127 West 10th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO, PIMCO Advisors or one of their affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. In order to facilitate efficient operation of the PIMCO StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds, the Trust requests that all purchase or exchange orders for these Funds be received by the Transfer Agent prior to 3:00 p.m., Eastern time. An order received after the close of business will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

  With respect to the Funds whose policy is to declare dividends daily (i.e., each of the Fixed Income Funds except the PIMCO International Bond Fund), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the

                                                November 1, 1997 Prospectus  49
purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales of Fund shares should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

RETIREMENT PLANS

  Shares of the Funds are available for purchase by retirement plans, including Keogh plans, 401(k) plans, 403(b) plans and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for

50 PIMCO Funds: Pacific Investment Management Series participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator, and the time the order is forwarded to the Transfer Agent for execution.

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption. In order to discourage short-term trading, the PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

OTHER REDEMPTION INFORMATION

  Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its

                                                November 1, 1997 Prospectus  51
designee prior to 4:00 P.M. Eastern time on a day the Trust is open for business is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Payment of the redemption price will ordinarily be wired to the investor's bank one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000 ($10,000 with respect to accounts opened before January 1, 1995). A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000, or $10,000, as the case may be.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved, except that shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are available only to private account clients of PIMCO. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. Shareholders interested in such an exchange may request a prospectus for these funds by contacting PIMCO Funds at the same address and telephone number as the Trust.

  Exchanges may be made only with respect to Funds, or series of PIMCO Funds:
Multi-Manager Series, registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

52  PIMCO Funds: Pacific Investment Management Series

  The Trust reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the advisory contract, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

  The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable gains. See "Dividends, Distributions and Taxes." The portfolio turnover rate for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial Highlights." The portfolio turnover rate for certain of the remaining Funds is incorporated by reference in the Statement of Additional Information.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of the Adviser so long as price and transaction expenses are averaged either for that transaction or for the day.

                                NET ASSET VALUE

  The net asset value per share of each of the Institutional Class and Administrative Class of each Fund will be determined once on each day on which the Exchange is open as of the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.

  The PIMCO Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the PIMCO Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those

                                                November 1, 1997 Prospectus  53
to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class' distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class' proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service fee applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." For the Fixed Income Funds (other than the PIMCO International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. The PIMCO International Bond, Strategic Balanced and Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income.

54  PIMCO Funds: Pacific Investment Management Series

  Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, depending upon the holding period of the portfolio securities. Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Coupon payments received by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.

  Taxable shareholders should note that the timing of their investment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on February 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

                                                November 1, 1997 Prospectus  55

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class and Administrative Class shares, certain Funds offer Class A shares, Class B shares, and Class C shares. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds. The other classes of the Funds may have different sales charges and expense levels, which will affect performance accordingly. Investors may contact the Distributor at (800) 426-0107 for more information concerning other classes of shares of the Funds.

VOTING

  Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.

  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of June 16, 1997, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: Sprint Corporation (Westwood, Kansas) with respect to the PIMCO Low Duration Fund II; Sisters of St. Joseph (Nazareth, Michigan) and St. John Hospital and Medical Center (Detroit, Michigan) with respect to the PIMCO Low Duration Fund III; St. John Hospital of Detroit (Detroit, Michigan) with respect to the PIMCO Moderate Duration Fund; Tice & Co. (Buffalo, New York) and Wendel & Co. (New York, New York) with respect to the PIMCO Long-Term U.S. Government Fund; Pacific Investment Management Company (Newport Beach, California) with respect to the PIMCO Real Return Bond Fund; Charles Schwab & Co., Inc. (San Francisco, California) with respect to the PIMCO Foreign Bond Fund; and Pacific Financial Asset Management Corporation (Newport Beach, California) with respect to the PIMCO Strategic Balanced Fund. To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of:
(1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Yield quotations for the PIMCO Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to calculate current yield, but reflects the compounding effect on earnings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual

56 PIMCO Funds: Pacific Investment Management Series compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). The Funds may advertise total return using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

  The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may also report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, and on the comparative performance or standing of PIMCO in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

  Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report contains additional performance information for the Funds and is available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or
(800) 800-0952 (New Accounts).

                                                November 1, 1997 Prospectus  57

                                  APPENDIX A

                            DESCRIPTION OF DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

  Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.


                                               November 1, 1997 Prospectus  A-1

                                  APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS

  Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

 CORPORATE AND MUNICIPAL BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                               November 1, 1997 Prospectus  B-1

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 CORPORATE SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

 CORPORATE AND MUNICIPAL BOND RATINGS

 Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


B-2  PIMCO Funds: Pacific Investment Management Series

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

 Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                               November 1, 1997 Prospectus  B-3

  Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

 COMMERCIAL PAPER RATING DEFINITIONS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated B are regarded as having only speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


B-4  PIMCO Funds: Pacific Investment Management Series

                                                                            LOGO


                               INVESTMENT ADVISER AND ADMINISTRATOR
PACIFIC INVESTMENT MANAGEMENT SERIES Pacific Investment Management Company
                                     840 Newport Center Drive, Suite 360

                                     Newport Beach, CA 92660
INSTITUTIONAL AND ADMINISTRATIVE SHARE CLASSES

                               CUSTODIAN AND TRANSFER AGENT
                                     Investors Fiduciary Trust Company
                                     127 West 10th Street
                                     Kansas City, MO 64105

                               ACCOUNTANTS
                                     Price Waterhouse LLP
                                     1055 Broadway
                                     Kansas City, MO 64105

                               COUNSEL
                                     Dechert Price & Rhoads
                                     1500 K Street, N.W., Suite 500
                                     Washington, DC 20005


                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                 July 15, 1997, as supplemented November 1, 1997